UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported) August 30, 2005
HOME SOLUTIONS OF AMERICA, INC.
(Exact Name of Registrant as Specified in Its Charter)
Delaware
(State or Other Jurisdiction of Incorporation)

0-22388	99-0273889

(Commission File Number	(IRS Employer Identification No.)

5565 Red Bird Center Drive, Suite 150, Dallas, Texas	75237

(Address of Principal Executive Offices)	(Zip Code)
(214) 623-8446
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.
     On August 30, 2005, Home Solutions of America, Inc., a Delaware corporation (the “Registrant”) entered into the following agreements: (1) a stock option agreement with Frank J. Fradella, the Company’s Chairman, President and Chief Executive Officer, whereby Mr. Fradella received a stock option to purchase 165,448 shares of our common stock, $.001 par value (“Common Stock”), for $2.53 per share, immediately vested; (2) a stock option agreement with Rick J. O’Brien, the Company’s Senior Vice President, Secretary and Chief Financial Officer, whereby Mr. O’Brien received a stock option to purchase 110,296 shares of Common Stock for $2.53 per share, immediately vested; and (3) amendments to three stock option agreements with Mr. Fradella and Mr. O’Brien, whereby the unvested portions of certain stock options held by these officers (Mr. Fradella’s stock option is for 750,000 shares of Common Stock, and Mr. O’Brien’s two stock options are for an aggregate of 500,000 shares of Common Stock) became immediately vested.
     Copies of these agreements are attached hereto as exhibits, and the full texts of such agreements are incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits.
(c)	Exhibits.
10.1	Stock Option Agreement, dated August 30, 2005, between Frank J. Fradella and Home Solutions of America, Inc., for 165,448 shares of Common Stock.

10.2	Stock Option Agreement, dated August 30, 2005, between Rick J. O’Brien and Home Solutions of America, Inc., for 110,296 shares of Common Stock.

10.3	First Amendment to Stock Option Agreement dated December 20, 2004, dated August 30, 2005, between Home Solutions of America, Inc. and Frank J. Fradella.

10.4	Second Amendment to Stock Option Agreement dated July 31, 2003, dated August 30, 2005, between Home Solutions of America, Inc. and Rick J. O’Brien.

10.5	Second Amendment to Stock Option Agreement dated December 2, 2003, dated August 30, 2005, between Home Solutions of America, Inc. and Rick J. O’Brien.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Home Solutions of America, Inc. (Registrant)
	By:	/s/ Rick J. O’Brien
Rick J. O’Brien
Dated: September 2, 2005		Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number	Description
10.1	Stock Option Agreement, dated August 30, 2005, between Frank J. Fradella and Home Solutions of America, Inc., for 165,448 shares of Common Stock.

10.2	Stock Option Agreement, dated August 30, 2005, between Rick J. O’Brien and Home Solutions of America, Inc., for 110,296 shares of Common Stock.

10.3	First Amendment to Stock Option Agreement dated December 20, 2004, dated August 30, 2005, between Home Solutions of America, Inc. and Frank J. Fradella.

10.4	Second Amendment to Stock Option Agreement dated July 31, 2003, dated August 30, 2005, between Home Solutions of America, Inc. and Rick J. O’Brien.

10.5	Second Amendment to Stock Option Agreement dated December 2, 2003, dated August 30, 2005, between Home Solutions of America, Inc. and Rick J. O’Brien.